UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 10, 2020

BEL FUSE INC.

(Exact Name of Registrant as Specified in its Charter)

NEW JERSEY	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[                ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[                ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[                ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[                ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 10, 2020, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Bel Fuse Inc. (“Bel” or the “Company”) held on such date, the Company’s shareholders approved the Bel Fuse Inc. 2020 Equity Compensation Plan, as amended and restated effective as of May 4, 2020 (the “2020 Plan”).  The Company’s Board of Directors adopted the 2020 Plan on May 4, 2020, subject to shareholder approval.  The general purposes of the 2020 Plan are to attract and retain the best available personnel for positions of substantial responsibility,  to provide incentives to the Company’s employees, directors and consultants by enabling them to share in the future growth of the Company’s business and to promote the success of the Company.  The Company believes that the granting of stock options, restricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out the Company’s long range plans and securing its growth and financial success.

The 2020 Plan succeeds the Company’s 2011 Equity Compensation Program (the “2011 Plan”), which expires on April 3, 2021.  As a result of the shareholder approval of the 2020 Plan, no new awards will be granted under the 2011 Plan.

Description of the 2020 Plan

The following description of the principal terms of the 2020 Plan is a summary and is qualified in its entirety by the full text of the 2020 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Administration. The 2020 Plan is administered by the Compensation Committee of the Company’s Board of Directors, but the entire Board may, to the extent permitted by applicable law and Nasdaq regulations, act in lieu of the Compensation Committee on any matter involving the 2020 Plan.  The Compensation Committee may grant options to purchase shares of the Company’s Class B Common Stock, stock appreciation rights and restricted stock units payable in shares of the Company’s Class B Common Stock, as well as restricted or unrestricted shares of the Company’s Class B Common Stock.  The Compensation Committee also has authority to determine the terms and conditions of each option or other kind of equity award and adopt, amend and rescind rules and regulations for the administration of the 2020 Plan.  The 2020 Plan precludes the Compensation Committee from repricing any option or stock appreciation right.  The Compensation Committee may delegate to certain officers of the Company authority to make awards under the 2020 Plan.  No options, stock purchase rights or awards may be made under the 2020 Plan after May 18, 2026, but the 2020 Plan will continue thereafter while previously granted options, stock appreciation rights or other awards remain subject to the 2020 Plan.

Eligibility.  Persons eligible to receive options, stock appreciation rights or other awards under the 2020 Plan are those employees, directors and consultants of the Company and its subsidiaries (including any person who is determined by the Compensation Committee to be a prospective employee, director or consultant of the Company and its subsidiaries) who, in the opinion of the Compensation Committee, are in a position to contribute to the Company’s success.  As of December 31, 2019, the Company and its subsidiaries had a total of 6,935 employees, including five executive officers, eight non-employee directors and three consultants.  Prospective service providers may receive grants under the 2020 Plan, provided that the grants are conditioned upon such person becoming a service provider to the Company.  As awards under the 2020 Plan are within the discretion of the Compensation Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2020 Plan.  The aggregate number of shares of Class B Common Stock available for issuance in connection with options and awards granted under the 2020 Plan will be 1,000,000, subject to customary adjustments for stock splits, stock dividends or similar transactions.  “Incentive stock options” (as defined below) may be granted under the 2020 Plan with respect to all of those shares.  If any option or stock appreciation right granted under the 2020 Plan terminates without having been exercised in full or if any award is forfeited, the number of shares of Class B Common Stock as to which such option or award was forfeited will be available for future grants under the 2020 Plan.  A non-employee director may not receive awards under the Plan in any calendar year with respect to more than 8,000 shares of Class B Common Stock.  It is intended that the shares issuable pursuant to the 2020 Plan will be registered under the Securities Act of 1933, as amended.

Terms and Conditions of Options. Options granted under the 2020 Plan may be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code.  However, only employees may be granted incentive stock options. The Compensation Committee will determine the exercise price of options granted under the 2020 Plan.  The exercise price of incentive stock options may not be less than the fair market value per share of the Company’s Class B Common Stock on the date of grant (or 110% of the fair market value per share in the case of incentive options granted to a ten-percent or more shareholder). The exercise price of nonstatutory stock options may not be less than the fair market value per share of the Company’s Class B Common Stock on the date of grant unless granted in a manner so as to not be treated as deferred compensation under Section 409A of the Code.

If on the date of grant the Class B Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the fair market value shall generally be the closing sale price on the date of grant (or, if no trades were made on the date of grant, for the last trading day before the date of grant).  If no such prices are available, the fair market value shall be determined in good faith by the Compensation Committee based on the reasonable application of a reasonable valuation method.

No option may be exercisable for more than ten years (five years in the case of an incentive option granted to a ten percent or more shareholder) from the date of grant.  Options granted under the 2020 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant; provided, however, that no award shall provide for vesting or exercise to any extent earlier than one year after the date of grant thereof, except as a result of a Change in Control Event (as defined in the 2020 Plan) or the awardee’s termination of employment or service due to death, disability or involuntary termination without cause (including a resignation for good reason).  No employee may receive incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000.

Generally, the option price may be paid (a) in cash or by check, (b) through delivery of shares of the Company’s Class B Common Stock having a fair market value equal to the purchase price, or (c) a combination of these methods.  The Compensation Committee is also authorized to establish a cashless exercise program and to permit the exercise price to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient.  However, the Compensation Committee may permit the holder of an option or stock appreciation right to transfer the option or right to immediate family members or a family trust or partnership for estate planning purposes.  Unless otherwise provided by the Compensation Committee, options that are exercisable at the time of a recipient's termination of service with the Company will continue to be exercisable for 90 days, unless the optionee terminates employment or service with the Company due to death or disability, in which case the option will continue to be exercisable for one year, or for cause or if the optionee voluntarily terminates employment or service, in which case the option will cease to be exercisable upon termination.

Stock Appreciation Rights.  A stock appreciation right may be granted by the Compensation Committee either alone, or in tandem with, other options or awards under the 2020 Plan.  A stock appreciation right will relate to such number of shares of the Company’s Class B Common Stock as the Compensation Committee determines at the time of grant.  Each stock appreciation right will have an exercise period determined by the Compensation Committee not to exceed ten years from the date of grant.  Upon exercise of a stock appreciation right, the holder will receive a number of shares of the Company’s Class B Common Stock equal to (i) the number of shares for which the stock appreciation right is exercised times the appreciation in the fair market value of a share of the Company’s Class B Common Stock between the date the stock appreciation right was granted and its date of exercise; divided by (ii) the fair market value of a share of Class B Common Stock on the date that the stock appreciation right is exercised.  The Compensation Committee will determine the extent to which a holder of a stock appreciation right may exercise the right following termination of service with the Company.

Terms and Conditions of Stock Awards.  The Compensation Committee may also grant a restricted or unrestricted stock award and/or a restricted stock unit award to any eligible employee, director or consultant.  Under a restricted stock award, shares of Class B Common Stock that are the subject of the award are generally subject to forfeiture to the extent that the recipient terminates service with the Company prior to the award having vested or if any performance goals established by the Compensation Committee as a condition of vesting are not achieved.  Shares of Class B Common Stock subject to a restricted stock award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the recipient of the award unless and until the applicable restrictions lapse.  Unless otherwise determined by the Compensation Committee, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period.  Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock.

Under a restricted stock unit award, restricted stock units that are the subject of the award are generally subject to forfeiture to the extent that the recipient terminates service with us prior to the award having vested or if the performance goals established by the Compensation Committee as a condition of vesting are not achieved.  To the extent that the award of restricted stock units vests, the recipient shall become entitled to receive a number of shares of Class B Common Stock equal to the number of restricted stock units that became vested.  Restricted stock units cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the recipient of the award and during a recipient’s lifetime may be exercised only by the recipient.  Prior to the delivery of shares of Class B Common Stock with respect to an award of restricted stock units, the recipient shall have no rights as a shareholder of the Company.  The Compensation Committee may award restricted stock units with rights to cash dividend equivalents which may be paid during the applicable vesting period or accumulated and paid at the end of the applicable vesting period.

Unrestricted stock awards are grants of shares of Class B Common Stock that are not subject to forfeiture. No award of unrestricted shares will provide for delivery of the shares  to any extent earlier than one year after the date of grant thereof, except as a result of a Change in Control Event) or the awardee’s termination of employment or service due to death, disability or involuntary termination without cause (including a resignation for good reason).

Effect of a Change in Control Event.  Immediately prior to the consummation of a “Change in Control Event,” as defined in the 2020 Plan, all options and stock appreciation rights (whether or not performance-based) shall become fully exercisable, all vesting periods and conditions under stock awards (whether or not performance-based) shall be deemed to have been satisfied and, to the extent the shares underlying any such stock awards shall not then be issued, such shares shall be immediately issued and delivered.  In addition, the Compensation Committee may, in its discretion, notify all optionees and holders of stock appreciation rights that: (1) they are required to exercise all outstanding options and stock appreciation rights prior to the consummation of the Change in Control Event, and (2) to the extent any option or stock appreciation right is not so exercised, it will terminate upon the consummation of the Change in Control Event.  A “Change in Control Event” is generally defined in the 2020 Plan to mean a merger or consolidation of the Company, the sale of substantially all of the Company’s assets, shareholder approval of a plan of liquidation or dissolution, any action pursuant to which a person or group would acquire beneficial ownership of more than 50% of the Company’s voting securities and certain changes in the Company’s board membership.

Clawback/Recoupment.  Awards granted under the 2020 Plan will be subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

Amendment; Termination.  The Company’s Board of Directors may at any time amend the 2020 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided, however, that shareholder approval of any amendment shall be required to the extent necessary to comply with applicable laws.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2020, the Company held its Annual Meeting of Shareholders, for which the Board of Directors solicited proxies.  At the Annual Meeting, the shareholders voted on the following proposals, as described in the Company's definitive proxy materials filed with the SEC on April 9, 2020, as supplemented by Definitive Additional Materials filed on May 8, 2020, May 15, 2020 and May 26, 2020.

As indicated in the Company's proxy statement, holders of record of the Company's Class A Common Stock at the close of business on March 24, 2020 (the record date fixed by the Board of Directors) were entitled to receive notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 2,144,912 shares of Class A Common Stock outstanding.  However, as a result of protective provisions in the Company's Certificate of Incorporation described in the proxy statement, the voting rights of one shareholder of the Company, GAMCO Investors, Inc. et. al. ("GAMCO"), which beneficially owned 460,238 shares of Class A Common Stock on the record date, were suspended and were not entitled to vote at the Annual Meeting.  Accordingly a total of 1,684,674 shares of Class A Common Stock were entitled to vote at the Annual Meeting, each of which was entitled to one vote on all matters.

A total of 1,653,293 shares of Class A Common Stock were represented in person or by proxy at the Annual Meeting and entitled to vote.  The final voting results from the Annual Meeting are as follows:

Proposal 1:  The election of two persons, named in the proxy statement, to serve as directors for three-year terms.  The following is a list of the directors elected at the Annual Meeting and the number of votes For and Withheld, as well as the number of Broker Non-Votes:

Name	For	Withheld	Broker Non-Votes
Thomas E. Dooley	1,528,514	36,935	87,844
Rita V. Smith	1,528,639	36,810	87,844

Proposal 2: The ratification of the designation of Deloitte & Touche LLP to audit the Company's books and accounts for 2020. This proposal was approved by the following votes (there were no Broker Non-Votes):

For	Against	Abstentions
1,601,894	51,034	365

Proposal 3: The approval, on an advisory basis, of the executive compensation of the Company's named executive officers as described in the proxy statement. This proposal was approved by the following votes:

For	Against	Abstentions	Broker Non-Votes
1,376,719	115,439	73,291	87,844

Proposal 4: The approval of the Bel Fuse Inc. 2020 Equity Compensation Plan. This proposal was approved by the following votes:

For	Against	Abstentions	Broker Non-Votes
987,002	437,451	140,996	87,844

Proposal 5: A shareholder proposal requesting that our Board of Directors take all necessary steps to provide the holders of Class A Common Stock with the right to convert their shares into Class B Common Stock at their option at any time.  This proposal was not approved as a result of the following votes:

For	Against	Abstentions	Broker Non-Votes
567,759	921,404	76,286	87,844

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 - Bel Fuse Inc. 2020 Equity Compensation Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer